Exhibit 99.1

Merlin to Go Public via Business Combination with Inflection Point-led SPAC as Leading Defense Prime Contractor for AI in Aviation

●	Transaction values Merlin at $800 million pre-money and is designed to drive rapid capability delivery for customers as well as bolster strategic acquisition pipeline

●	Over $125 million of capital committed, anchored by Inflection Point fund, existing Merlin investors including Baillie Gifford, and several new institutional investors

●	The transaction positions Merlin to scale critical AI-enabled autonomous flight capabilities while continuing to support national security in a rapidly evolving defense landscape

●	Inflection Point’s track record of closing successful SPAC deals includes Intuitive Machines and USA Rare Earth

Boston, Mass. — August 14, 2025 — Merlin, a leading developer of assured, autonomous flight technology for defense customers, and Bleichroeder Acquisition Corp. I (BAC), a SPAC led and backed by the management team of Inflection Point Asset Management (Inflection Point), which will be renamed Inflection Point Acquisition Corp IV (Nasdaq: BACQ), announced today that they have entered into a definitive business combination agreement (BCA). The proposed transaction is expected to close in early 2026, subject to customary closing conditions, including regulatory and shareholder approval. As the leading defense prime contractor for AI in aviation, the deal values Merlin at $800 million pre-money, and has over $125 million in committed PIPE capital, $78 million of which has been funded at the BCA signing to further accelerate growth.

Merlin is a leader in developing aircraft-agnostic autonomy for national security applications, with a dual-track civil certification program that has the company on track to be the first to certify an AI skill on an aircraft. In its march towards delivering assured, embodied AI, Merlin is working hand in hand with customers so that the Merlin Pilot is appropriately scoped in relation to contracts, certification packages, and customer rules. Implemented today on five dissimilar aircraft types, the company plans to continue to expand the Merlin Pilot’s use across both large aircraft (like the current C-130J and KC-135 programs), down to small handheld drones leveraging one unified autonomy system. Merlin’s engineering resources will be bolstered through this transaction with deeper alignment towards near-term product roadmaps. Recent technology, certification, and partnership milestones for Merlin include:

●	A $105 million contract with the United States Special Operations Command (USSOCOM) to integrate the Merlin Pilot onto the C-130J and an agreement with the United States Air Force (USAF) to do the same for the KC-135.

●	Approved civil certification basis, and an active autonomy certification program with the US Federal Aviation Administration and NZ Civil Aviation Authority.

●	A partnership with Northrop Grumman to test, validate, and refine Merlin’s system on the Scaled Composites-built Model 437 Vanguard as part of the Beacon™ autonomous testbed.

●	Ongoing certification flight testing of its takeoff-to-touchdown autonomy platform in New Zealand.

●	Partnership with Honeywell to bring autonomy to a wide variety of aircraft, including military fleets.

●	Backed by some of the world’s top investors, including Baille Gifford, First Round Capital, and Snowpoint Ventures.

“We’re taking Merlin public to deliver the world’s first defense-grade autonomy stack and advance towards delivering the operating system of record for aircraft big and small,” said Matt George, Merlin’s CEO and founder. “Our national security represents the highest stake proving ground. Defense airframes log over four million flight-hours per year; AI that has earned trust there earns it anywhere. We believe our entrance into the public market will allow us to double down on our existing customers, expand the volume and types of platforms we support, and accelerate our revenue growth. Inflection Point is an ideal partner as we achieve this incredible milestone given their track record and shared commitment to coming to market with a valuation that we believe is both attractive and reasonable.”

Inflection Point is an experienced SPAC sponsor which seeks to identify, take public, and scale high-impact technology companies. Its prior transactions include Intuitive Machines (Nasdaq: LUNR) and USA Rare Earth (Nasdaq: USAR).

“Our transaction with Merlin continues Inflection Point’s proven history of identifying leading companies in strategically important industries for the United States, with significant near-term revenue growth potential and a clear path to public market readiness,” said Inflection Point’s Michael Blitzer. “We believe that Merlin is primed to become a national asset that will play a critical role in the future of aerospace and defense for both military and commercial applications.”

Transaction Overview

The business combination is expected to deliver gross proceeds of at least $128 million from the committed PIPE, with up to $257 million additional proceeds depending on redemptions. These proceeds will be used to accelerate Merlin’s technology development, expand the delivery of its capabilities to customers, enable strategic acquisitions, and ensure top talent across areas including avionics and machine learning continue joining Merlin.

The Boards of Directors of both Merlin and Bleichroeder have unanimously approved the proposed transaction. The deal is expected to close in early 2026, subject to customary closing conditions, including approval by Bleichroeder shareholders and regulatory review.

Advisors

TD Cowen is acting as financial and capital markets advisor to Merlin. Cantor Fitzgerald & Co. and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, are serving as financial and capital markets advisors to BAC. Latham & Watkins LLP is serving as legal advisor to Merlin. White & Case LLP is serving as transaction counsel to BAC and Ellenoff Grossman & Schole LLP is serving as general counsel to BAC. Greenberg Traurig is serving as legal advisor to TD Cowen.

About Merlin

Merlin is the leading U.S.-based developer of cost-effective, takeoff-to-touchdown autonomy for both legacy and next-generation airborne systems. Our aircraft-agnostic, AI-powered software is purpose-built for military and civil programs, and is powering an expanding range of missions and aircraft, proven through hundreds of autonomous flights from test facilities across the globe. With $100M+ total in awarded contracts from military customers, Merlin is helping to solve national security challenges through safe, reliable autonomy. To learn more, visit www.merlinlabs.com or follow us on X @merlinaero.

About BAC

Bleichroeder Acquisition Corp. I, to be renamed Inflection Point Acquisition Corp IV, is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Media Contact

Kate Gundry
617-797-5174

merlin@pluckpr.com

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Bleichroeder Acquisition Corp. I (“Bleichroeder”) and Merlin Labs, Inc. (“Merlin”), the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of Bleichroeder and/or Merlin’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bleichroeder and Merlin. These statements are subject to a number of risks and uncertainties regarding Merlin’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by Bleichroeder’s shareholders in connection with the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the risk that the approval of the shareholders of Merlin or Bleichroeder for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the risks related to the rollout of Merlin’s business and the timing of expected business milestones; the effects of competition on Merlin’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the combined company to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of risk factors is not exhaustive. There may be additional risks that Merlin and Bleichroeder presently do not know or that Merlin and Bleichroeder currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Merlin’s and/or Bleichroeder’s expectations, plans or forecasts of future events and views as of the date of this communication. Merlin and Bleichroeder anticipate that subsequent events and developments will cause their assessments to change. However, while Merlin and/or Bleichroeder may elect to update these forward-looking statements in the future, Merlin and Bleichroeder specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Merlin’s or Bleichroeder’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

The business combination will be submitted to shareholders of Bleichroeder for their consideration. In connection with the business combination, Bleichroeder intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to its shareholders in connection with its solicitation for proxies for the vote by its shareholders in connection with the business combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Merlin’s equityholders in connection with the completion of the business combination. After the Registration Statement is declared effective, Bleichroeder will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the business combination. This communication is not a substitute for the registration statement, the definitive proxy statement/prospectus or any other document that Bleichroeder will send to its shareholders in connection with the business combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Bleichroeder as of a record date to be established for voting on the business combination. Shareholders of Bleichroeder will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov

Participants in the Solicitation

Bleichroeder and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Bleichroeder’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Bleichroeder is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance — Conflicts of Interest of Bleichroeder’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, and which is available free of charge at the SEC’s website at www.sec.gov, and supplemented by the Current Report on Form 8-K filed with the SEC on July 11, 2025, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Merlin, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Bleichroeder’s shareholders in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the Registration Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

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